SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported) August 15, 2002




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                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                         STAR RECEIVABLES FUNDING, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                   0-17270               74-2932856
     (State or other jurisdiction       (Commission           (IRS Employer
           of incorporation)            File Number)        Identification No.)




     1600 Summer Street
     Stamford, Connecticut                                        06927
     (Address of principal executive offices)                   (Zip Code)


     (Registrant's telephone number, including area code):      (203) 357-4416

Item 7.   Financial Statements and Exhibits.
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The following are filed as Exhibits to this Report:


      99.1 Monthly Certificateholders' Statement - Series E for the month ended July, 2002.















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
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    STAR RECEIVABLES FUNDING, INC.
Date:  August 15,  2002
                                    /s/ Ricky B.W. Davis
                                    ------------------------------------------
                                    Name: Ricky B.W. Davis
                                    Vice President and Assistant Secretary













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
                                INDEX TO EXHIBITS

  Exhibit
  Number                                     Exhibit
  ------                                     -------

   99.1 Monthly Certificateholders' Statement - Series E for the month ended July 31, 2002.













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